SPDR® Dow Jones Industrial AverageSM ETF Trust

A Unit Investment Trust

Annual Report

October 31, 2013

“Dow Jones Industrial AverageSM”, “DJIA®”, “Dow Jones®”, “The Dow®” and “DIAMONDS®” are trademarks and service marks of Standard & Poor’s Financial Services LLC and have been licensed for use by S&P Dow Jones Indices LLC (“S&P”) and sublicensed for use by State Street Global Markets, LLC. SPDR Dow Jones Industrial Average ETF Trust (the “Trust”), PDR Services LLC and NYSE Arca, Inc. are permitted to use these trademarks and service marks pursuant to separate sublicenses. The Trust is not sponsored, endorsed, sold or promoted by S&P, its affiliates or its third party licensors.

“SPDR®” is a trademark of Standard & Poor’s Financial Services LLC and has been licensed for use by S&P and sublicensed for use by State Street Global Markets, LLC. No financial product offered by State Street Global Markets, LLC or its affiliates is sponsored, endorsed, sold or promoted by S&P, its affiliates or its third party licensors.

Precise in a world that isn’t.TM

SPDR Dow Jones Industrial Average ETF Trust

Trust Overview

INVESTMENT OBJECTIVE:

The SPDR Dow Jones Industrial Average ETF Trust (the “Trust”) seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the Dow Jones Industrial Average (the “DJIA”).

INVESTMENT STRATEGY:

The Trust seeks to achieve its investment objective by holding a portfolio of the common stocks that are included in the DJIA (the “Portfolio”), with the weight of each stock in the Portfolio substantially corresponding to the weight of such stock in the DJIA.

PERFORMANCE OVERVIEW:

The Trust ended its fiscal year on October 31, 2013 with a 12-month total return of 21.55% on net asset value, as compared to the DJIA return of 21.82%.

The Trust’s performance reflects the operating expenses of the Trust, including brokerage expenses, marketing expenses, license fees, expenses relating to legal and audit services and Trustee fees. The DJIA returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

SPDR Dow Jones Industrial Average ETF Trust

Schedule of Investments

October 31, 2013

Common Stocks	Shares	Value
3M Co.	4,694,247	$590,770,985
American Express Co.	4,694,247	383,989,405
AT&T, Inc.	4,694,247	169,931,741
Caterpillar, Inc.	4,694,247	391,312,430
Chevron Corp.	4,694,247	563,121,870
Cisco Systems, Inc.	4,694,247	105,620,558
E. I. du Pont de Nemours & Co.	4,694,247	287,287,916
Exxon Mobil Corp.	4,694,247	420,698,416
General Electric Co.	4,694,247	122,707,617
Intel Corp.	4,694,247	114,680,454
International Business Machines Corp.	4,694,247	841,256,005
Johnson & Johnson	4,694,247	434,734,215
JPMorgan Chase & Co.	4,694,247	241,941,490
McDonald’s Corp.	4,694,247	453,088,720
Merck & Co., Inc.	4,694,247	211,663,597
Microsoft Corp.	4,694,247	165,941,631
NIKE, Inc. (Class B)	4,694,247	355,636,153
Pfizer, Inc.	4,694,247	144,019,498
The Boeing Co.	4,694,247	612,599,234
The Coca-Cola Co.	4,694,247	185,751,354
The Goldman Sachs Group, Inc.	4,694,247	755,116,572
The Home Depot, Inc.	4,694,247	365,634,899
The Procter & Gamble Co.	4,694,247	379,060,445
The Travelers Cos., Inc.	4,694,247	405,113,516
The Walt Disney Co.	4,694,247	321,978,402
United Technologies Corp.	4,694,247	498,763,744
UnitedHealth Group, Inc.	4,694,247	320,429,300
Verizon Communications, Inc.	4,694,247	237,106,416
Visa, Inc. (Class A)	4,694,247	923,217,558
Wal-Mart Stores, Inc.	4,694,247	360,283,457

Total Common Stocks(a) (Cost $11,250,081,309)		$11,363,457,598

(a)	The values of the securities of the Trust are determined based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust

Schedule of Investments (continued)

October 31, 2013

INDUSTRY BREAKDOWN AS OF OCTOBER 31, 2013*

Industry	Percent of Net Assets**
IT Services	15.52%
Aerospace & Defense	9.78
Oil, Gas & Consumable Fuels	8.65
Pharmaceuticals	6.95
Capital Markets	6.64
Industrial Conglomerates	6.28
Hotels, Restaurants & Leisure	3.98
Diversified Telecommunication Services	3.58
Insurance	3.56
Machinery	3.44
Consumer Finance	3.38
Household Products	3.33
Specialty Retail	3.22
Food & Staples Retailing	3.17
Textiles, Apparel & Luxury Goods	3.13
Media	2.83
Health Care Providers & Services	2.82
Chemicals	2.53
Diversified Financial Services	2.13
Beverages	1.63
Software	1.46
Semiconductors & Semiconductor Equipment	1.01
Communications Equipment	0.93
Other Assets & Liabilities	0.05

Total	100.00%

*	The Trust’s industry breakdown is expressed as a percentage of net assets and may change over time.

**	Each security is valued based on Level 1 inputs. (Note 2)

See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust

Statement of Assets and Liabilities

October 31, 2013

Assets
Investments in securities, at value	$11,363,457,598
Cash	15,109,665
Dividends receivable	11,396,679

Total Assets	11,389,963,942

Liabilities
Income distribution payable	12,206,331
Payable for units of fractional undivided interest (“Units”) redeemed in-kind	880
Accrued Trustee expense	565,391
Accrued marketing expense	5,135,106
Accrued expenses and other liabilities	3,426,385

Total Liabilities	21,334,093

Net Assets	$11,368,629,849

Net Assets Consist of:
Paid in capital (Note 4)	13,171,499,951
Undistributed net investment income	15,884
Accumulated net realized loss on investments	(1,916,262,275)
Net unrealized appreciation on investments	113,376,289

Net Assets	$11,368,629,849

Net asset value per Unit	$155.11

Units outstanding, unlimited Units authorized, $0.00 par value	73,292,867

Cost of investments	$11,250,081,309

See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust

Statements of Operations

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Investment Income
Dividend income	$297,471,842	$308,340,757	$245,115,563

Expenses
Trustee expense	6,928,624	6,983,198	5,743,266
Marketing expense	6,925,953	6,848,079	5,660,417
DJIA license fee	4,717,302	4,665,386	3,873,611
Legal and audit services	481,315	811,001	219,322
Other expenses	480,187	383,313	593,467

Total Expenses	19,533,381	19,690,977	16,090,083

Net Investment Income	277,938,461	288,649,780	229,025,480

Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investment transactions	536,002,077	710,150,395	684,673,417
Net change in unrealized appreciation (depreciation)	1,389,629,705	300,890,540	(84,349,814)

Net Realized and Unrealized Gain on Investments	1,925,631,782	1,011,040,935	600,323,603

Net Increase in Net Assets Resulting From Operations	$2,203,570,243	$1,299,690,715	$829,349,083

See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust

Statements of Changes in Net Assets

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Increase (decrease) in net assets resulting from operations:
Net investment income	$277,938,461	$288,649,780	$229,025,480
Net realized gain (loss) on investment transactions	536,002,077	710,150,395	684,673,417
Net change in unrealized appreciation (depreciation) on investment transactions	1,389,629,705	300,890,540	(84,349,814)

Net increase in net assets resulting from operations:	2,203,570,243	1,299,690,715	829,349,083

Net equalization credits and charges	(4,218,198)	(2,139,967)	(718,146)

Distributions to unitholders from net investment income	(274,075,501)	(286,360,368)	(251,674,959)

Increase (decrease) in net assets from Unit transactions:
Proceeds from issuance of Units	21,443,691,450	15,600,705,314	21,998,536,680
Cost of Units redeemed	(22,313,393,725)	(17,385,862,538)	(19,554,185,652)
Net income equalization (Note 2)	4,218,198	2,139,967	718,146

Net increase (decrease) in net assets from issuance and redemption of Units	(865,484,077)	(1,783,017,257)	2,445,069,174

Net increase (decrease) in net assets during period	1,059,792,467	(771,826,877)	3,022,025,152
Net assets beginning of period	10,308,837,382	11,080,664,259	8,058,639,107

Net assets end of period*	$11,368,629,849	$10,308,837,382	$11,080,664,259

Unit transactions:
Units sold	148,650,000	123,250,000	185,350,000
Units redeemed	(154,250,000)	(137,250,000)	(164,900,000)

Net increase (decrease)	$(5,600,000)	$(14,000,000)	$20,450,000

*Includes undistributed net investment income	$15,884	$2,452,924	$163,512

See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust

Financial Highlights

Selected data for a Unit outstanding throughout each year

	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009
Net asset value, beginning of year	$130.67	$119.28	$111.24	$97.17	$93.22

Investment Operations:
Net investment income(1)	3.49	3.22	2.88	2.64	2.76
Net realized and unrealized gain (loss) on investments	24.48	11.41	8.37	14.14	4.01

Total from investment operations	27.97	14.63	11.25	16.78	6.77

Net equalization credits and charges(1)	(0.05)	(0.02)	(0.01)	(0.08)	(0.14)

Less distributions from:
Net investment income	(3.48)	(3.22)	(3.20)	(2.63)	(2.68)

Net asset value, end of year	$155.11	$130.67	$119.28	$111.24	$97.17

Total return(2)	21.55%	12.31%	10.17%	17.36%	7.56%

Ratios and supplemental data
Ratio to average net assets:
Net investment income	2.41%	2.53%	2.43%	2.52%	3.21%
Total expenses	0.17%	0.17%	0.17%	0.18%	0.17%
Total expenses excluding Trustee earnings credit	0.17%	0.17%	0.17%	0.18%	0.17%
Portfolio turnover rate(3)	18.00%	5.52%	0.00%	0.12%	5.39%
Net assets, end of year (000’s)	$11,368,630	$10,308,837	$11,080,664	$8,058,639	$7,388,963

(1)	Per Unit numbers have been calculated using the average shares method, which more appropriately presents per Unit data for the year.

(2)	Total return is calculated assuming a purchase of Units at net asset value per Unit on the first day and a sale at net asset value per Unit on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per Unit on the respective payment dates of the Trust. Broker commission charges are not included in this calculation.

(3)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions of Units.

See accompanying notes to financial statements.

SPDR Dow Jones Industrial Average ETF Trust

Notes to Financial Statements

October 31, 2013

Note 1 — Organization

SPDR Dow Jones Industrial Average ETF Trust (the “Trust”) is a unit investment trust created under the laws of the State of New York and registered under the Investment Company Act of 1940, as amended. The Trust was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the component common stocks, in substantially the same weighting, which comprise the Dow Jones Industrial Average (the “DJIA”). Each unit of fractional undivided interest in the Trust is referred to as a “Unit”. The Trust commenced operations on January 14, 1998 upon the initial issuance of 500,000 Units (equivalent to ten “Creation Units” — see Note 4) in exchange for a portfolio of securities assembled to reflect the intended portfolio composition of the Trust.

Under the Amended and Restated Standard Terms and Conditions of the Trust, as amended (the “Trust Agreement”), PDR Services, LLC, as sponsor of the Trust (the “Sponsor”), and State Street Bank and Trust Company, as trustee of the Trust (the “Trustee”), are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of material loss to be remote.

On November 13, 2013, IntercontinentalExchange Group, Inc. (“ICE”) announced the completion of its acquisition of the NYSE Euronext (the parent company of the Sponsor). Upon the closing of the acquisition, IntercontinentalExchange, Inc. and the NYSE Euronext became wholly owned subsidiaries of ICE. As the parent company, ICE will be the publicly-traded entity, trading on the New York Stock Exchange under the symbol “ICE”.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The financial statements are presented in United States dollars.

Security Valuation

The value of the Trust’s portfolio securities is based on the market price of the securities, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of value supplied by an exchange or other market) or a valuation obtained from an independent pricing service. If a security’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Trustee believes will better reflect fair

SPDR Dow Jones Industrial Average ETF Trust

Notes to Financial Statements — (continued)

October 31, 2013

Note 2 — Significant Accounting Policies – (continued)

value in accordance with the Trust’s valuation policies and procedures. The Trustee has established a Pricing and Investment Committee (the “Committee”) for the purpose of valuing securities for which market quotations are not readily available or do not otherwise accurately reflect the fair value of the security. The Committee, subject to oversight by the Trustee, may use fair value pricing in a variety of circumstances, including but not limited to, situations when trading in a security has been suspended or halted. Fair value pricing involves subjective judgments and it is possible that the fair value determination for a security is materially different than the value that could be received on the sale of the security.

The Trust continues to follow the authoritative guidance for fair value measurements and the fair value option for financial assets and financial liabilities. The guidance establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The guidance establishes three levels of inputs that may be used to measure fair value:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including, but not limited to, quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded, but before the time as of which the Trust’s net assets are computed and that may materially affect the value of the Trust’s investments). Examples of events that may be “significant events” are government actions, natural disasters, armed conflicts, acts of terrorism, and significant market fluctuations.

Fair value pricing could result in a difference between the prices used to calculate the Trust’s NAV and the prices used by the DJIA, which, in turn, could result in a difference between the Trust’s performance and the performance of the DJIA. The inputs or methodology used for valuation are not necessarily an indication of the risk associated with investing in those investments. The types of inputs used to value each security are identified in the Schedule of Investments, which also includes a breakdown of the Trust’s investments by industry.

SPDR Dow Jones Industrial Average ETF Trust

Notes to Financial Statements — (continued)

October 31, 2013

Note 2 — Significant Accounting Policies – (continued)

The Trust did not hold any investments valued using Level 2 or 3 inputs as of October 31, 2013 and did not have any transfers between levels for the year ended October 31, 2013.

Investment Risk

The Trust’s investments are exposed to risks, such as market risk. Due to the level of risk associated with certain investments it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such changes could materially affect the amounts reported in the financial statements.

An investment in the Trust involves risks similar to those of investing in any fund of equity securities, such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. The value of a Unit will decline, more or less, in correlation with any decline in value of the DJIA. The values of equity securities could decline generally or could underperform other investments. The Trust would not sell an equity security because the security’s issuer was in financial trouble unless that security were removed from the DJIA.

Investment Transactions

Investment transactions are recorded on the trade date. Realized gains and losses from the sale or disposition of securities are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date.

Distributions to Unitholders

The Trust declares and distributes dividends from net investment income to its holders of Units (“Unitholders”) monthly. The Trust declares and distributes net realized capital gains, if any, at least annually.

Equalization

The Trust follows the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring the Trust’s Units, equivalent on a per Unit basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per Unit is unaffected by sales or reacquisitions of the Trust’s Units.

U.S. Federal Income Tax and Certain Other Tax Matters

For U.S. federal income tax purposes, the Trust has qualified as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (a “RIC”) and intends to continue to qualify as a RIC. As a RIC, the Trust will generally not be subject to U.S. federal income tax for any taxable year on income, including net capital gains, that it distributes to its Unitholders, provided that it distributes on a timely basis at least 90% of its “investment company taxable income” (generally, its taxable income other than net

SPDR Dow Jones Industrial Average ETF Trust

Notes to Financial Statements — (continued)

October 31, 2013

Note 2 — Significant Accounting Policies – (continued)

capital gain) for such taxable year. In addition, provided that the Trust distributes during each calendar year substantially all of its ordinary income and capital gains, the Trust will not be subject to U.S. federal excise tax.

Accounting Standards Codification 740, Income Taxes (“ASC 740”) established financial accounting and disclosure requirements for recognition and measurement of tax positions taken, and whether those tax positions are more likely than not to be sustained upon examination by the applicable taxing authority based on the technical merits of the position. The Trust has not recognized any liabilities relating to tax positions considered to be uncertain tax positions, for the current year or prior years. The Trust may be subject to potential examinations by certain taxing authorities for all open tax years (the current and prior years, as applicable). Any potential tax liability is also subject to ongoing interpretation of laws by taxing authorities. The tax treatment of the Trust’s investments may change over time based on factors including, but not limited to new tax laws, regulations, and interpretations thereof.

At October 31, 2013, the Trust had the following capital loss carryforwards that may be utilized to offset any net realized gains, expiring October 31 of the year indicated:

2014	$52,316
2016	506,750,845
2017	779,537,215
2018	4,715,695
2019	3,393,588
Non-Expiring – Short Term	32,827,331
Non-Expiring – Long Term	588,985,285

During the tax year ended October 31, 2013, the Trust utilized capital loss carryforwards of $0 and had $0 of capital loss carryforwards expire.

During the year ended October 31, 2013, the Trust reclassified $1,156,267,421 of non-taxable security gains realized from the in-kind redemption of Creation Units (Note 4) as an increase to paid in capital in the Statement of Assets and Liabilities. At October 31, 2013, the cost of investments for U.S. federal income tax purposes was $11,250,081,309. Accordingly, gross unrealized appreciation was $578,715,027 and gross unrealized depreciation was $465,338,738, resulting in net unrealized appreciation of $113,376,289.

The tax character of distributions paid during the years ended October 31, 2013, 2012 and 2011 were as follows:

Distributions paid from:	2013	2012	2011
Ordinary Income	$274,075,501	$286,360,368	$251,674,959

SPDR Dow Jones Industrial Average ETF Trust

Notes to Financial Statements — (continued)

October 31, 2013

Note 2 — Significant Accounting Policies – (continued)

As of October 31, 2013, the components of distributable earnings (excluding unrealized appreciation/depreciation) were undistributed ordinary income of $12,222,215, undistributed long-term capital gain of $0 and unrealized appreciation of $113,376,289.

Note 3 — Transactions with the Trustee and Sponsor

In accordance with the Trust Agreement, the Trustee maintains the Trust’s accounting records, acts as custodian and transfer agent to the Trust, and provides administrative services, including the filing of certain regulatory reports. The Trustee is also responsible for determining the composition of the portfolio of securities which must be delivered and/or received in exchange for the issuance and/or redemption of Creation Units of the Trust, and for adjusting the composition of the Trust’s portfolio from time to time to conform to changes in the composition and/or weighting structure of the DJIA. For these services, the Trustee received a fee at the following annual rates for the year ended October 31, 2013:

Net asset value of the Trust	Fee as a percentage of net asset value of the Trust
$0 – $499,999,999	0.10% per annum plus or minus the Adjustment Amount
$500,000,000 – $2,499,999,999	0.08% per annum plus or minus the Adjustment Amount
$2,500,000,000 – and above	0.06% per annum plus or minus the Adjustment Amount

The Adjustment Amount is the sum of (a) the excess or deficiency of transaction fees received by the Trustee, less the expenses incurred in processing orders for creation and redemption of Units and (b) the amounts earned by the Trustee with respect to the cash held by the Trustee for the benefit of the Trust. During the year ended October 31, 2013, the Adjustment Amount reduced the Trustee’s fee by $598,016. The Adjustment Amount included an excess of net transaction fees from processing orders of $578,940 and a Trustee earnings credit of $19,076.

The Sponsor, agreed to reimburse the Trust for, or assume, the ordinary operating expenses of the Trust which exceeded 18/100 of 1% per annum of the daily NAV of the Trust. There were no such reimbursements by the Sponsor for the fiscal years ended October 31, 2013, October 31, 2012 and October 31, 2011.

S&P Dow Jones Indices LLC (“S&P”) and State Street Global Markets, LLC (“SSGM” or the “Marketing Agent”) have entered into a License Agreement. The License Agreement grants SSGM, an affiliate of the Trustee, a license to use the DJIA and to use certain trade names and trademarks of S&P in connection with the Trust. The DJIA also serves as a basis for determining the composition of the Trust’s portfolio. The Trustee (on behalf of the Trust), the Sponsor and NYSE Arca, Inc. (“NYSE Arca”) have each received a sublicense from SSGM for the use of the DJIA and certain trade names and trademarks in connection with their rights and duties with respect to the Trust. The License Agreement may be amended without the consent of any of the owners of Units. Currently, the License Agreement is scheduled to terminate on December 31, 2017, but its term may be extended without the consent of any of the owners of Units. Pursuant to such arrangements and in accordance with the Trust Agreement, the Trust

SPDR Dow Jones Industrial Average ETF Trust

Notes to Financial Statements — (continued)

October 31, 2013

Note 3 — Transactions with the Trustee and Sponsor – (continued)

reimburses the Sponsor for payment of fees under the License Agreement to S&P equal to 0.05% on the first $1 billion of the then-rolling average asset balance, and 0.04% on any excess rolling average asset balance over and above $1 billion. The minimum annual license fee for the Trust is $1 million.

The Sponsor has entered into an agreement with the Marketing Agent pursuant to which the Marketing Agent has agreed to market and promote the Trust. The Marketing Agent is reimbursed by the Sponsor for the expenses it incurs for providing such services out of amounts that the Trust reimburses the Sponsor. Expenses incurred by the Marketing Agent include but are not limited to: printing and distribution of marketing materials describing the Trust, associated legal, consulting, advertising and marketing costs and other out-of-pocket expenses.

Note 4 — Unitholder Transactions

Units are issued and redeemed by the Trust only in Creation Unit size aggregations of 50,000 Units. Such transactions are only permitted on an in-kind basis, with a separate cash payment that is equivalent to the undistributed net investment income per Unit (income equalization) and a balancing cash component to equate the transaction to the NAV per Unit of the Trust on the transaction date. There is a transaction fee payable to the Trustee in connection with each creation and redemption of Creation Units made through the clearing process (“Transaction Fee”). The Transaction Fee is non-refundable, regardless of the NAV of the Trust. The Transaction Fee is $1,000 per participating party per day, regardless of the number of Creation Units created or redeemed on such day. The $1,000 charge is subject to a limit not to exceed 0.10% (10 basis points) of the value of one Creation Unit at the time of creation. For creations and redemptions outside the clearing process, including orders from a participating party restricted from engaging in transactions in one or more of the common stocks that are included in the DJIA, an additional amount not to exceed three (3) times the Transaction Fee applicable for one Creation Unit is charged per Creation Unit per day.

Note 5 — Investment Transactions

For the year ended October 31, 2013, the Trust had net in-kind contributions, net in-kind redemptions, purchases and sales of investment securities of $12,785,571,244, $13,653,043,087, $2,067,218,065 and $2,069,759,740, respectively. Net realized gain (loss) on investment transactions in the Statements of Operations includes net gains resulting from in-kind transactions of $1,156,267,421.

SPDR Dow Jones Industrial Average ETF Trust

Report of Independent Registered Public Accounting Firm

To the Trustee and Unitholders of

SPDR Dow Jones Industrial Average ETF Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the SPDR Dow Jones Industrial Average ETF Trust at October 31, 2013, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trustee; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2013

SPDR Dow Jones Industrial Average ETF Trust

Other Information

October 31, 2013 (Unaudited)

Tax Information

For U.S. federal income tax purposes, the percentage of Trust distributions that qualify for the corporate dividends received deduction for the fiscal year ended October 31, 2013 is 100.00%.

For the fiscal year ended October 31, 2013 certain dividends paid by the Trust may be designated as qualified dividend income for U.S. federal income tax purposes and subject to a maximum U.S. federal income tax rate of 20%. Complete information will be reported in conjunction with your 2013 Form 1099-DIV.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS

Bid/Ask Price(1) vs. Net Asset Value

As of October 31, 2013

	Bid/Ask Price Above NAV			Bid/Ask Price Below NAV
	50-99 BASIS POINTS	100-199 BASIS POINTS	>200 BASIS POINTS	50-99 BASIS POINTS	100-199 BASIS POINTS	>200 BASIS POINTS
2013	0	0	0	0	0	0
2012	0	0	0	0	0	0
2011	0	0	0	0	0	0
2010	0	0	0	0	0	0
2009	0	0	0	0	0	0

Comparison of Total Returns Based on NAV and Bid/Ask Price (1)

The table below is provided to compare the Trust’s total pre-tax returns at NAV with the total pre-tax returns based on bid/ask price and the performance of the DJIA. Past performance is not necessarily an indication of how the Trust will perform in the future.

Cumulative Total Return

	1 Year	5 Year	10 Year
SPDR Dow Jones Industrial Average ETF Trust
Return Based on NAV	21.55%	89.87%	101.29%
Return Based on Bid/Ask Price	21.70%	90.48%	101.55%
DJIA	21.82%	91.76%	104.85%

SPDR Dow Jones Industrial Average ETF Trust

Other Information — (continued)

October 31, 2013 (Unaudited)

Average Annual Total Return

	1 Year	5 Year	10 Year
SPDR Dow Jones Industrial Average ETF Trust
Return Based on NAV	21.55%	13.68%	7.25%
Return Based on Bid/Ask Price	21.70%	13.76%	7.26%
DJIA	21.82%	13.91%	7.43%

(1)	Currently, the bid/ask price is the midpoint of the best bid and best offer prices on NYSE Arca at the time the Trust’s NAV is calculated, ordinarily 4:00 p.m. Through November 28, 2008, the bid/ask price was the midpoint of the best bid and best offer prices on NYSE Alternext US (formerly the American Stock Exchange and now NYSE MKT) at the close of trading, ordinarily 4:00 p.m.

SPDR Dow Jones Industrial Average ETF Trust

Sponsor

PDR Services LLC

c/o NYSE Euronext

11 Wall Street

New York, NY 10005

Trustee

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

125 High Street

Boston, MA 02110

SPDRDIA AR